   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 22, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 19, 1999

                         DIGITAL MICROWAVE CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

                0-15895                                 77-0016028
        (Commission File Number)          (I.R.S. Employer Identification Number)
   170 ROSE ORCHARD WAY, SAN JOSE, CA                      95134
(Address of Principal Executive Offices)                (Zip Code)

                                  408/943-0777
              (Registrant's Telephone Number, Including Area Code)

                                With a copy to:
                             Bruce Alan Mann, Esq.
                            Morrison & Foerster LLP
                               425 Market Street
                            San Francisco, CA 94105

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

    Pursuant to a Registration Statement on Form S-3 (Commission File
No. 333-73021) and in connection with the public offering of 3,450,000 shares of the common stock, $0.01 par value per share, of Digital Microwave Corporation (the "Company"), on November 19, 1999, the Company consummated the issuance and sale of such shares. The Company issued a press release on November 19, 1999 with respect to the public offering, which is hereby incorporated by reference and a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

       None.

    (b) Pro Forma Financial Information.

       None.

    (c) Exhibits.

       99.1 Press Release issued by the Company on November 19, 1999.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       DIGITAL MICROWAVE CORPORATION

Date: November 22, 1999                                By:             /s/ CARL A. THOMSEN
                                                            -----------------------------------------
                                                                         Carl A. Thomsen
                                                              SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                                                      OFFICER AND SECRETARY

                               INDEX OF EXHIBITS

EXHIBIT NO.  DESCRIPTION
-----------  -----------
99.1         Press Release issued by the Company on November 19, 1999.

                                       3